UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 4, 2008

ASIAMART, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-30292	88-0405437
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employee Identification No.)

Room 1508 Peninsula Square
18 Sung On Street
Hunghom, Kowloon, Hong Kong
(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code:  (852) 3580-8805

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Change in Registrant’s Certifying Accountant

(a)	Dismissal of Registrant’s Certifying Accountant

Effective December 26, 2007, Moore Stephens Wurth Frazer and Torbet, LLP (“MSWFT”) resigned as the Company’s certifying independent accountant engaged to audit its financial statements. MSWFT was engaged as auditors to the Company for the year ended December 31, 2006.

MSWFT’s report on the Company’s financial statements for the past year ended December 31, 2006 did not contain any adverse opinions or disclaimers of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

 Prior to their resignation, there were no disagreements with MSWFT on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of MSWFT would have caused them to make reference to this subject matter of the disagreements in connection with their report, nor were there any “reportable events” as such term is described in Item 304(a)(1)(iv) of Regulation S-B.

On January 2, 2008, the Company filed a Current Report on Form 8-K disclosing the resignation of MSWFT. The Company provided MSWFT with a copy of this Current Report on Form 8-K on December 28, 2007 and requested MSWFT to furnish the Company with a copy of a letter addressed to the SEC stating whether they agree with the statements made above by the Company regarding MSWFT. A copy of the letter by MSWFT is attached as Exhibit 16.1 to this Form 8-K/A.

(b)	Appointment of Registrant’s New Certifying Accountant

Effective December 26, 2007, Cordovano and Honeck LLP (“C&H”), whose address is 88 Inverness Circle East Building M-103, Englewood, CO 80112, was engaged to serve as the Company’s new certifying accountant to audit the Company’s financial statements.

Prior to engaging C&H, the Company had not consulted C&H regarding the application of accounting principles to a specified transaction, completed or proposed, the type of audit opinion that might be rendered on the Company’s financial statements or a reportable event, nor did the Company consult with C&H regarding any disagreements with its prior auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the prior auditor, would have caused it to make reference to the subject matter of the disagreements in connection with its reports.

The engagement of C&H as the Company’s new certifying independent accountant was approved by the Company’s Board of Directors.

Item 9.01 Financial Statement and Exhibits.

(a)	Exhibits.

Exhibit Number	Description

16.1	Letter from Moore Stephens Wurth Frazer and Torbet, LLP dated January 3, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 4, 2008	ASIAMART, INC. (Registrant)

	By:	/s/ Kwan Pui Wong
Kwan Pui Wong Chief Financial Officer